Exhibit 99.1

EXL announces Departure of Vivek Jetley, President and Head of Insurance, Healthcare and Life Sciences

NEW YORK, Sept. 2, 2026 — ExlService Holdings, Inc. (NASDAQ: EXLS), a global data and AI company, announced today that, effective October 26, 2026, Vivek Jetley, president and head of Insurance, Healthcare and Life Sciences is departing EXL to assume the role of Chief Executive Officer of Hexaware Technologies Limited. He will continue to serve in his current role and assist with the transition of his responsibilities over the coming months.

"Vivek has been a great leader and trusted partner to me and our leadership team," said Rohit Kapoor, chairman and chief executive officer of EXL. "Over nearly 20 years, he has been an instrumental part of EXL's evolution — from building our analytics capability to leading our insurance and healthcare businesses. We are grateful for his many contributions and wish him success in this next chapter. EXL is fortunate to have a fantastic leadership team and a deep bench of talent, and we will not miss a beat in executing on our data and AI strategy."

"It has been a privilege to be part of the EXL family and to work alongside such talented colleagues," said Mr. Jetley. "I am incredibly proud of all that we have accomplished together, and I look forward to supporting the Company in the coming months to ensure a smooth transition. I will always be rooting for EXL’s continued success."

About EXL

EXL (NASDAQ: EXLS) is a global data and AI company that offers services and solutions to reinvent client business models, drive better outcomes and unlock growth with speed. EXL harnesses the power of data, AI, and deep industry knowledge to transform businesses, including the world's leading corporations in industries including insurance, healthcare, banking and capital markets, retail, communications and media, and energy and infrastructure, among others. EXL was founded in 1999 with the core values of innovation, collaboration, excellence, integrity and respect. We are headquartered in New York and have approximately 68,000 employees spanning six continents. For more information, visit www.exlservice.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to EXL’s operations and business environment, all of which are difficult to predict and many of which are beyond EXL’s control. Forward-looking statements include information concerning EXL’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although EXL believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect EXL’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors, which include recruitment and retention of leadership, our ability to maintain and grow client demand, our ability to hire and retain sufficiently trained employees, and our ability to accurately estimate and/or manage costs, rising interest rates, rising inflation and recessionary economic trends, are discussed in more detail in EXL’s filings with the Securities and Exchange Commission, including EXL’s Annual Report on Form 10-K. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect EXL. EXL has no obligation to update any forward-looking statements after the date hereof, except as required by applicable law.

Contacts:

Investor Relations
Andrew Thut
Head of Investor Relations and Capital Markets
ir@exlservice.com

Media

Keith Little
Head of Public Relations
media.relations@exlservice.com